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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 1, 2005
                             -----------------------

                                 CRYOLIFE, INC.
             (Exact name of registrant as specified in its charter)
                            -------------------------

              FLORIDA                              1-13165                          59-2417093
    (State or Other Jurisdiction          (Commission File Number)                 (IRS Employer
         of Incorporation)                                                      Identification No.)

                 1655 ROBERTS BOULEVARD N.W., KENNESAW, GA 30144
               (Address of principal executive office) (zip code)

       Registrant's telephone number, including area code: (770) 419-3355

                                       N/A
          (Former name or former address, if changed since last report)
                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 REGISTRANT'S BUSINESS AND OPERATIONS
ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     Gerald B. Seery has been appointed to the newly created position of Vice President of International Operations of CryoLife, Inc. ("CryoLife"), effective July 1, 2005. Mr. Seery had been President of CryoLife Europa, based in the U.K. for the past three years.

     Effective July 1, 2005, Mr. Seery receives a base salary of $250,000, plus a percentage of net increases in CryoLife's non-United States' revenues. Mr. Seery is not currently employed pursuant to an written employment agreement, however, his employment is subject to a 30 day notice of termination requirement.

SECTION 8 OTHER EVENTS
ITEM 8.01   OTHER EVENTS.

     On July 7, 2005, CryoLife announced in a press release that it had appointed Gerald B. Seery to the newly created position of Vice President of International Operations.

SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01   EXHIBITS.

     (a) Financial Statements

     (b) Pro Forma Financial Information

     (c) Exhibits

         Exhibit Number          Description
         --------------          -----------

              99.1               Press Release dated July 7, 2005



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


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, CryoLife, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CRYOLIFE, INC.



Date: July 7, 2005                  By:  /s/ D.A. Lee
                                        ----------------------------------------
                                        D. Ashley Lee, Executive Vice President,
                                        Chief Operating Officer and
                                        Chief Financial Officer




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


                                  EXHIBIT INDEX



         Exhibit Number          Description
         --------------          -----------

              99.1               Press Release dated July 7, 2005





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